Exhibit 99.1

FOR IMMEDIATE RELEASE
October 16, 2024

FOR ADDITIONAL INFORMATION, PLEASE CONTACT MARK A. GOOCH, CHAIRMAN, PRESIDENT, AND CEO, COMMUNITY TRUST BANCORP, INC. AT (606) 434-4331

Pikeville, Kentucky:

COMMUNITY TRUST BANCORP, INC. REPORTS EARNINGS FOR THE 3RD QUARTER 2024

Earnings Summary

Earnings Summary
(in thousands except per share data)	3Q 2024	2Q 2024	3Q 2023	YTD 2024	YTD 2023
Net income	$22,142	$19,499	$20,628	$60,320	$59,345
Earnings per share	$1.23	$1.09	$1.15	$3.36	$3.32
Earnings per share - diluted	$1.23	$1.09	$1.15	$3.36	$3.32

Return on average assets	1.50%	1.35%	1.46%	1.38%	1.44%
Return on average equity	11.77%	11.03%	12.30%	11.15%	12.02%
Efficiency ratio	51.75%	52.17%	52.66%	52.91%	53.82%
Tangible common equity	11.79%	11.39%	10.55%

Dividends declared per share	$0.47	$0.46	$0.46	$1.39	$1.34
Book value per share	$42.14	$39.91	$36.30

Weighted average shares	17,962	17,939	17,893	17,942	17,882
Weighted average shares - diluted	17,991	17,959	17,904	17,965	17,892

Community Trust Bancorp, Inc. (NASDAQ-CTBI) achieved earnings for the third quarter 2024 of $22.1 million, or $1.23 per basic share, compared to $19.5 million, or $1.09 per basic share, earned during the second quarter 2024 and $20.6 million, or $1.15 per basic share, earned during the third quarter 2023.  Total revenue for the quarter was $1.4 million above prior quarter and $4.1 million above prior year same quarter.  Net interest revenue for the quarter increased $1.5 million compared to prior quarter and $4.1 million compared to prior year same quarter, and noninterest income decreased $0.1 million compared to prior quarter but increased $0.1 million compared to prior year same quarter.  Our provision for credit losses for the quarter decreased $0.2 million from prior quarter but increased $0.9 million from prior year same quarter.  Noninterest expense increased $0.1 million compared to prior quarter and $1.7 million compared to prior year same quarter.  Net income for the nine months ended September 30, 2024 was $60.3 million, or $3.36 per basic share, compared to $59.3 million, or $3.32 per basic share, for the nine months ended September 30, 2023.

3rd Quarter 2024 Highlights

❖
Net interest income for the quarter of $47.2 million was $1.5 million, or 3.3%, above prior quarter and $4.1 million, or 9.4%, above prior year same quarter, as our net interest margin increased 1 basis point from prior quarter and 12 basis points from prior year same quarter.

❖	Provision for credit losses at $2.7 million for the quarter decreased $0.2 million from prior quarter but increased $0.9 million from prior year same quarter.

❖	Noninterest income for the quarter ended September 30, 2024 of $15.6 million was $0.1 million, or 0.9%, below prior quarter but $0.1 million, or 0.4%, above prior year same quarter.

❖	Noninterest expense for the quarter ended September 30, 2024 of $32.5 million was $0.1 million, or 0.3%, above prior quarter and $1.7 million, or 5.4%, above prior year same quarter.

❖	Our loan portfolio at $4.4 billion increased $89.2 million, an annualized 8.3%, from June 30, 2024 and $365.5 million, or 9.2%, from September 30, 2023.

❖
We had net loan charge-offs of $1.5 million, or an annualized 0.14% of average loans, for the third quarter 2024 compared to $1.4 million, or an annualized 0.13% of average loans, for the second quarter 2024 and $1.2 million, or an annualized 0.12% of average loans, for the third quarter 2023.

❖
Our total nonperforming loans increased to $25.1 million at September 30, 2024 from $19.8 million at June 30, 2024 and $13.0 million at September 30, 2023.  Nonperforming assets at $26.4 million increased $5.0 million from June 30, 2024 and $11.3 million from September 30, 2023.

❖	Deposits, including repurchase agreements, at $5.1 billion increased $110.2 million, or an annualized 8.8%, from June 30, 2024 and $211.1 million, or 4.3%, from September 30, 2023.

❖	Shareholders’ equity at $760.8 million increased $41.4 million, or an annualized 22.9%, during the quarter and $107.7 million, or 16.5%, from September 30, 2023.

Net Interest Income

				Percent Change
				3Q 2024 Compared to:
($ in thousands)	3Q 2024	2Q 2024	3Q 2023	2Q 2024	3Q 2023	YTD 2024	YTD 2023	Percent Change
Components of net interest income:
Income on earning assets	$79,814	$76,648	$69,499	4.1%	14.8%	$231,464	$195,321	18.5%
Expense on interest bearing liabilities	32,615	30,970	26,359	5.3%	23.7%	94,996	65,186	45.7%
Net interest income	47,199	45,678	43,140	3.3%	9.4%	136,468	130,135	4.9%
TEQ	280	292	298	(4.1%)	(5.8%)	866	894	(3.2%)
Net interest income, tax equivalent	$47,479	$45,970	$43,438	3.3%	9.3%	$137,334	$131,029	4.8%

Average yield and rates paid:
Earning assets yield	5.72%	5.66%	5.25%	1.1%	9.0%	5.64%	5.05%	11.8%
Rate paid on interest bearing liabilities	3.36%	3.30%	2.93%	1.9%	14.7%	3.34%	2.52%	32.3%
Gross interest margin	2.36%	2.36%	2.32%	0.0%	1.7%	2.31%	2.53%	(9.0%)
Net interest margin	3.39%	3.38%	3.27%	0.3%	3.9%	3.34%	3.37%	(1.0%)

Average balances:
Investment securities	$1,091,258	$1,095,182	$1,178,707	(0.4%)	(7.4%)	$1,111,411	$1,220,135	(8.9%)
Loans	$4,300,652	$4,191,992	$3,952,096	2.6%	8.8%	$4,196,884	$3,843,441	9.2%
Earning assets	$5,570,160	$5,469,813	$5,274,542	1.8%	5.6%	$5,499,608	$5,199,072	5.8%
Interest-bearing liabilities	$3,859,978	$3,776,362	$3,567,343	2.2%	8.2%	$3,803,491	$3,455,666	10.1%

Net interest income for the quarter of $47.2 million was $1.5 million, or 3.3%, above prior quarter and $4.1 million, or 9.4%, above prior year same quarter.  Our net interest margin, on a fully tax equivalent basis, at 3.39% increased 1 basis point from prior quarter and 12 basis points from prior year same quarter.  Our quarterly average earning assets increased $100.3 million from prior quarter and $295.6 million from prior year same quarter.  Our yield on average earning assets increased 6 basis points from prior quarter and 47 basis points from prior year same quarter, while our cost of funds increased 6 basis points from prior quarter and 43 basis points from prior year same quarter.  Net interest income for the nine months ended September 30, 2024 was $136.5 million compared to $130.1 million for the nine months ended September 30, 2023.

Our ratio of average loans to deposits, including repurchase agreements, was 85.8% for the quarter ended September 30, 2024 compared to 84.5% for the quarter ended June 30, 2024 and 83.2% for the quarter ended September 30, 2023.

Noninterest Income

				Percent Change
				3Q 2024 Compared to:
($ in thousands)	3Q 2024	2Q 2024	3Q 2023	2Q 2024	3Q 2023	YTD 2024	YTD 2023	Percent Change
Deposit related fees	$7,886	$7,308	$7,823	7.9%	0.8%	$22,205	$22,623	(1.8%)
Trust revenue	3,707	3,736	3,277	(0.8%)	13.1%	10,960	9,707	12.9%
Gains on sales of loans	80	119	105	(33.2%)	(23.8%)	244	341	(28.4%)
Loan related fees	813	1,320	1,283	(38.4%)	(36.6%)	3,485	3,325	4.8%
Bank owned life insurance revenue	1,214	1,815	1,108	(33.1%)	9.6%	4,321	2,701	60.0%
Brokerage revenue	563	683	452	(17.7%)	24.5%	1,736	1,188	46.2%
Other	1,300	727	1,448	78.8%	(10.2%)	3,454	4,049	(14.7%)
Total noninterest income	$15,563	$15,708	$15,496	(0.9%)	0.4%	46,405	43,934	5.6%

Noninterest income for the quarter ended September 30, 2024 of $15.6 million was $0.1 million, or 0.9%, below prior quarter but $0.1 million, or 0.4%, above prior year same quarter.  Quarter over quarter increases in deposit related fees ($0.6 million) and securities gains ($0.7 million) were offset by decreases in loan related fees ($0.5 million) and bank owned life insurance revenue ($0.6 million).  Year over year increase in trust fees ($0.4 million was offset by a decrease in loan related fees ($0.5 million).  Noninterest income for the nine months ended September 30, 2024 was $46.4 million compared to $43.9 million for the nine months ended September 30, 2023.

Noninterest Expense

				Percent Change
				3Q 2024 Compared to:
($ in thousands)	3Q 2024	2Q 2024	3Q 2023	2Q 2024	3Q 2023	YTD 2024	YTD 2023	Percent Change
Salaries	$13,374	$13,037	$12,755	2.6%	4.9%	$39,447	$38,120	3.5%
Employee benefits	6,147	6,554	5,298	(6.2%)	16.0%	19,787	17,146	15.4%
Net occupancy and equipment	3,072	3,089	2,875	(0.6%)	6.8%	9,189	8,798	4.5%
Data processing	2,804	2,669	2,410	5.1%	16.3%	7,991	7,096	12.6%
Legal and professional fees	1,024	978	722	4.7%	41.8%	2,834	2,450	15.7%
Advertising and marketing	876	856	767	2.4%	14.3%	2,309	2,291	0.8%
Taxes other than property and payroll	438	438	420	(0.0%)	4.4%	1,318	1,285	2.6%
Other	4,777	4,801	5,600	(0.5%)	(14.7%)	14,279	16,576	(13.9%)
Total noninterest expense	$32,512	$32,422	$30,847	0.3%	5.4%	$97,154	$93,762	3.6%

Noninterest expense for the quarter ended September 30, 2024 of $32.5 million was $0.1 million, or 0.3%, above prior quarter and $1.7 million, or 5.4%, above prior year same quarter.  The increase year over year primarily resulted from a $1.5 million increase in personnel expense, which included a $0.6 million increase in salaries and a $0.7 million increase in the cost of group medical and life insurance benefits.  Noninterest expense for the nine months ended September 30, 2024 was $97.2 million compared to $93.8 million for the nine months ended September 30, 2023.

Balance Sheet Review

Total Loans

				Percent Change
				3Q 2024 Compared to:
($ in thousands)	3Q 2024	2Q 2024	3Q 2023	2Q 2024	3Q 2023
Commercial nonresidential real estate	$834,985	$825,934	$788,287	1.1%	5.9%
Commercial residential real estate	485,004	480,418	404,779	1.0%	19.8%
Hotel/motel	453,465	417,161	386,067	8.7%	17.5%
Other commercial	440,636	428,263	377,449	2.9%	16.7%
Total commercial	2,214,090	2,151,776	1,956,582	2.9%	13.2%

Residential mortgage	1,003,123	978,144	916,580	2.6%	9.4%
Home equity loans/lines	163,013	154,311	139,085	5.6%	17.2%
Total residential	1,166,136	1,132,455	1,055,665	3.0%	10.5%

Consumer indirect	816,187	819,689	812,060	(0.4%)	0.5%
Consumer direct	154,061	157,327	160,712	(2.1%)	(4.1%)
Total consumer	970,248	977,016	972,772	(0.7%)	(0.3%)

Total loans	$4,350,474	$4,261,247	$3,985,019	2.1%	9.2%

Total Deposits and Repurchase Agreements

				Percent Change
				3Q 2024 Compared to:
($ in thousands)	3Q 2024	2Q 2024	3Q 2023	2Q 2024	3Q 2023
Noninterest bearing deposits	$1,204,515	$1,241,514	$1,314,189	(3.0%)	(8.3%)
Interest bearing deposits
Interest checking	156,249	138,767	125,107	12.6%	24.9%
Money market savings	1,658,758	1,664,580	1,412,679	(0.3%)	17.4%
Savings accounts	501,933	527,251	556,820	(4.8%)	(9.9%)
Time deposits	1,316,807	1,161,686	1,219,097	13.4%	8.0%
Repurchase agreements	233,324	227,576	232,577	2.5%	0.3%
Total interest bearing deposits and repurchase agreements	3,867,071	3,719,860	3,546,280	4.0%	9.0%
Total deposits and repurchase agreements	$5,071,586	$4,961,374	$4,860,469	2.2%	4.3%

CTBI’s total assets at $6.0 billion as of September 30, 2024 increased $158.6 million, or 10.9% annualized, from June 30, 2024 and $328.0 million, or 5.8%, from September 30, 2023.  Loans outstanding at $4.4 billion increased $89.2 million, an annualized 8.3%, from June 30, 2024 and $365.5 million, or 9.2%, from September 30, 2023.  The increase in loans from prior quarter included a $62.3 million increase in the commercial loan portfolio and a $33.7 million increase in the residential loan portfolio, partially offset by a $3.5 million decrease in the indirect consumer loan portfolio and a $3.3 million decrease in the consumer direct loan portfolio.  CTBI’s investment portfolio increased $8.0 million, or an annualized 2.9%, from June 30, 2024 but decreased $37.4 million, or 3.3%, from September 30, 2023.  Deposits in other banks increased $48.3 million from prior quarter and $5.0 million from September 30, 2023.  Deposits, including repurchase agreements, at $5.1 billion increased $110.2 million, or an annualized 8.8%, from June 30, 2024 and $211.1 million, or 4.3%, from September 30, 2023.  CTBI is not dependent on any one customer or group of customers for their source of deposits.  As of September 30, 2024, no one customer accounted for more than 3% of our $5.1 billion in deposits.  Only two customer relationships accounted for more than 1% each.

Shareholders’ equity at $760.8 million increased $41.4 million, or an annualized 22.9%, during the quarter and $107.7 million, or 16.5%, from September 30, 2023.  Net unrealized losses on securities, net of deferred taxes, were $80.6 million at September 30, 2024, compared to $107.1 million at June 30, 2024 and $141.4 million at September 30, 2023.  CTBI’s annualized dividend yield to shareholders as of September 30, 2024 was 3.79%.

Asset Quality

Our total nonperforming loans increased to $25.1 million at September 30, 2024 from $19.8 million at June 30, 2024 and $13.0 million at September 30, 2023.  Accruing loans 90+ days past due at $19.1 million increased $4.4 million from prior quarter and $11.0 million from September 30, 2023.  Nonaccrual loans at $6.0 million increased $0.9 million from prior quarter and $1.1 million from September 30, 2023.  Accruing loans 30-89 days past due at $20.6 million decreased $3.5 million from prior quarter but increased $8.5 million from September 30, 2023.  Our loan portfolio management processes focus on the immediate identification, management, and resolution of problem loans to maximize recovery and minimize loss.

We had net loan charge-offs of $1.5 million, or an annualized 0.14% of average loans, for the third quarter 2024 compared to $1.4 million, or an annualized 0.13% of average loans, for the second quarter 2024 and $1.2 million, or an annualized 0.12% of average loans, for the third quarter 2023.  Of the net charge-offs for the quarter, $1.2 million were in indirect consumer loans, $0.2 million were in direct consumer loans, and $0.1 million were in residential loans.  Year-to-date net loan charge-offs of an annualized 0.14% of average loans are in line with management’s expectations.

Allowance for Credit Losses

Our provision for credit losses at $2.7 million for the quarter decreased $0.2 million from prior quarter but increased $0.9 million from prior year same quarter.  Of the provision for the quarter, $1.1 million was allotted to fund loan growth.  Year-to-date provision for credit losses increased $3.4 million from the nine months ended September 30, 2023.  Our reserve coverage (allowance for credit losses to nonperforming loans) at September 30, 2024 was 212.7% compared to 263.0% at June 30, 2024 and 375.2% at September 30, 2023.  Our credit loss reserve as a percentage of total loans outstanding at September 30, 2024 was 1.23% compared to 1.22% at June 30, 2024 and September 30, 2023.

Forward-Looking Statements

Certain of the statements contained herein that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  CTBI’s actual results may differ materially from those included in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may increase,” “may fluctuate,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” and “could.”  These forward-looking statements involve risks and uncertainties including, but not limited to, economic conditions, portfolio growth, the credit performance of the portfolios, including bankruptcies, and seasonal factors; changes in general economic conditions including the performance of financial markets, prevailing inflation and interest rates, realized gains from sales of investments, gains from asset sales, and losses on commercial lending activities; the effects of epidemics, pandemics, or other infectious disease outbreaks; results of various investment activities; the effects of competitors’ pricing policies, changes in laws and regulations, competition, and demographic changes on target market populations’ savings and financial planning needs; industry changes in information technology systems on which we are highly dependent; failure of acquisitions to produce revenue enhancements or cost savings at levels or within the time frames originally anticipated or unforeseen integration difficulties; and the resolution of legal  proceedings and related matters.  In addition, the banking industry in general is subject to various monetary, operational, and fiscal policies and regulations, which include, but are not limited to, those determined by the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, and state regulators, whose policies, regulations, and enforcement actions could affect CTBI’s results.  These statements are representative only on the date hereof, and CTBI undertakes no obligation to update any forward-looking statements made.

Community Trust Bancorp, Inc., with assets of $6.0 billion, is headquartered in Pikeville, Kentucky and has 72 banking locations across eastern, northeastern, central, and south central Kentucky, six banking locations in southern West Virginia, three banking locations in northeastern Tennessee, four trust offices across Kentucky, and one trust office in Tennessee.

Additional information follows.

Community Trust Bancorp, Inc.
Financial Summary (Unaudited)
September 30, 2024
(in thousands except per share data and # of employees)

	Three	Three	Three	Nine	Nine
	Months	Months	Months	Months	Months
	Ended	Ended	Ended	Ended	Ended
	September 30, 2024	June 30, 2024	September 30, 2023	September 30, 2024	September 30, 2023
Interest income	$79,814	$76,648	$69,499	$231,464	$195,321
Interest expense	32,615	30,970	26,359	94,996	65,186
Net interest income	47,199	45,678	43,140	136,468	130,135
Loan loss provision	2,736	2,972	1,871	8,364	4,996

Gains on sales of loans	80	119	105	244	341
Deposit related fees	7,886	7,308	7,823	22,205	22,623
Trust revenue	3,707	3,736	3,277	10,960	9,707
Loan related fees	813	1,320	1,283	3,485	3,325
Securities gains (losses)	213	(474)	355	110	738
Other noninterest income	2,864	3,699	2,653	9,401	7,200
Total noninterest income	15,563	15,708	15,496	46,405	43,934

Personnel expense	19,521	19,591	18,053	59,234	55,266
Occupancy and equipment	3,072	3,089	2,875	9,189	8,798
Data processing expense	2,804	2,669	2,410	7,991	7,096
FDIC insurance premiums	629	645	612	1,916	1,828
Other noninterest expense	6,486	6,428	6,897	18,824	20,774
Total noninterest expense	32,512	32,422	30,847	97,154	93,762

Net income before taxes	27,514	25,992	25,918	77,355	75,311
Income taxes	5,372	6,493	5,290	17,035	15,966
Net income	$22,142	$19,499	$20,628	$60,320	$59,345

Memo: TEQ interest income	$80,094	$76,940	$69,797	$232,330	$196,215

Average shares outstanding	17,962	17,939	17,893	17,942	17,882
Diluted average shares outstanding	17,991	17,959	17,904	17,965	17,892
Basic earnings per share	$1.23	$1.09	$1.15	$3.36	$3.32
Diluted earnings per share	$1.23	$1.09	$1.15	$3.36	$3.32
Dividends per share	$0.47	$0.46	$0.46	$1.39	$1.34

Average balances:
Loans	$4,300,652	$4,191,992	$3,952,096	$4,196,884	$3,843,441
Earning assets	5,570,160	5,469,813	5,274,542	5,499,608	5,199,072
Total assets	5,891,157	5,795,937	5,603,586	5,824,780	5,524,343
Deposits, including repurchase agreements	5,014,506	4,959,382	4,750,448	4,977,040	4,722,207
Interest bearing liabilities	3,859,978	3,776,362	3,567,343	3,803,491	3,455,666
Shareholders' equity	748,098	711,331	665,129	722,683	660,063

Performance ratios:
Return on average assets	1.50%	1.35%	1.46%	1.38%	1.44%
Return on average equity	11.77%	11.03%	12.30%	11.15%	12.02%
Yield on average earning assets (tax equivalent)	5.72%	5.66%	5.25%	5.64%	5.05%
Cost of interest bearing funds (tax equivalent)	3.36%	3.30%	2.93%	3.34%	2.52%
Net interest margin (tax equivalent)	3.39%	3.38%	3.27%	3.34%	3.37%
Efficiency ratio (tax equivalent)	51.75%	52.17%	52.66%	52.91%	53.82%

Loan charge-offs	$2,736	$2,836	$2,012	$8,239	$5,730
Recoveries	(1,212)	(1,441)	(842)	(3,692)	(3,472)
Net charge-offs	$1,524	$1,395	$1,170	$4,547	$2,258

Market Price:
High	$52.22	$44.32	$39.86	$52.22	$47.35
Low	$41.50	$39.28	$33.48	$38.44	$32.68
Close	$49.66	$43.66	$34.26	$49.66	$34.26

Community Trust Bancorp, Inc.
Financial Summary (Unaudited)
September 30, 2024
(in thousands except per share data and # of employees)

	As of	As of	As of
	September 30, 2024	June 30, 2024	September 30, 2023
Assets:
Loans	$4,350,474	$4,261,247	$3,985,019
Loan loss reserve	(53,360)	(52,148)	(48,719)
Net loans	4,297,114	4,209,099	3,936,300
Loans held for sale	115	350	-
Securities AFS	1,098,076	1,090,322	1,135,878
Equity securities at fair value	3,266	3,054	2,900
Other equity investments	10,060	14,022	12,557
Other earning assets	157,092	108,823	152,064
Cash and due from banks	85,944	54,935	69,291
Premises and equipment	47,519	47,178	44,962
Right of use asset	14,718	15,121	16,100
Goodwill and core deposit intangible	65,490	65,490	65,490
Other assets	183,574	195,945	199,390
Total Assets	$5,962,968	$5,804,339	$5,634,932

Liabilities and Equity:
Interest bearing checking	$156,249	$138,767	$125,107
Savings deposits	2,160,691	2,191,831	1,969,499
CD's >=$100,000	753,253	637,206	666,808
Other time deposits	563,554	524,480	552,289
Total interest bearing deposits	3,633,747	3,492,284	3,313,703
Noninterest bearing deposits	1,204,515	1,241,514	1,314,189
Total deposits	4,838,262	4,733,798	4,627,892
Repurchase agreements	233,324	227,576	232,577
Other interest bearing liabilities	64,893	64,954	65,136
Lease liability	15,530	15,880	16,801
Other noninterest bearing liabilities	50,197	42,808	39,492
Total liabilities	5,202,206	5,085,016	4,981,898
Shareholders' equity	760,762	719,323	653,034
Total Liabilities and Equity	$5,962,968	$5,804,339	$5,634,932

Ending shares outstanding	18,052	18,026	17,991

30 - 89 days past due loans	$20,578	$24,099	$12,098
90 days past due loans	19,111	14,703	8,069
Nonaccrual loans	5,980	5,127	4,916
Foreclosed properties	1,344	1,626	2,175

Community bank leverage ratio	13.99%	13.90%	13.78%
Tangible equity to tangible assets ratio	11.79%	11.39%	10.55%
FTE employees	943	930	951